                                                                    EXHIBIT 10.3

                         CONTRACTUAL SERVICES AGREEMENT


         This AGREEMENT, made and entered into this 27th day of September, 1996, by and between the DEPARTMENT OF HIGHWAY SAFETY AND MOTOR VEHICLES (the "Department"), State of Florida, and CONCORD COMMUNICATIONS (the "Contractor").

         The Department shall not be responsible for attorney fees except as provided by statute.

         The State's fiscal year runs from July 1 through June 30. The State of Florida's performance and obligation to pay under this contract is contingent upon an annual appropriation by the Legislature.

         CONTRACT PERIOD: From September 27, 1996 through September 27, 1999 (3 years)

         The contract may be renewed under the same terms and conditions for two
(2) additional one (1) year periods upon the prior written agreement of both parties. Renewals are contingent upon satisfactory performance evaluations by the Department and subject to the availability of funds.

         The contractor agrees to provide:

         The requirements set forth in Section 4 of ITN 009-97, and Concord Communications best and final offer, which are here by incorporated into and made a part of this contract.

         This Contract may be amended, in writing, by mutual consent of the parties with the same degree of formality evidenced in this contract.

         The Department is an agency of the State of Florida and holds a tax exempt status. The Department shall not be responsible for any taxes - local, state or federal - levied against Contractor as a result of this contract.

         A purchase order must be issued by the Department in advance for any charges not covered by this contract.

         This contract shall be governed by the laws of the State of Florida.

         The Department shall have the right of unilateral cancellation for refusal by the Contractor to allow public access to all documents, papers, letters or other material subject to the provisions of Chapter 119 (Public Records Law) and made or received by the Contractor in conjunction with the contract.

         Bills for fees, services or expenses shall be submitted in detail sufficient for a proper pre-audit and post-audit thereof.

         The Department's liability in negligence or indemnity for acts of its employees or officers will be only as provided under Section 768.28, Florida Statutes, waiver of sovereign immunity in Tort.

         With the mutual agreement of both parties, the Contractor or any part of the Contract may be terminated on an agreed date prior to the end of the Contract period without penalty to either party.

         CONFLICT OF INTEREST: The execution of this contract is subject to the provisions of Chapter 112, Florida Statutes. The Contractor must disclose the name of any officer, director or


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agent who is also an employee of the State of Florida, or nay of its agencies.
Further, the Contractor must disclose the name of any State employee who owns, directly or indirectly, an interest of five percent (5%) or more in the Contractor's firm or any of its branches.

         PRISON INDUSTRIES: It is expressly understood and agreed that any articles which are the subject of, or required to carry out this contract shall be purchased from the corporation identified under Chapter 946, F.S. in the same manner and under the same procedures set forth in Section 946.515(2) and (4), F.S.; and for purposes of this contract the person, firm or other business entity carrying out the provisions of this contract shall be deemed to be substituted for this agency insofar as dealings with such corporation are concerned. The "corporation identified" is Prison Rehabilitative Industries and Diversified Enterprises, Inc.

         Available products, pricing and delivery schedules may be obtained by contacting: Terrie Brooks, Bid Administrator PRIDE of Florida, 2720 Blair Stone Road, Suite G, Tallahassee, Florida 32301, telephone (904) 487-3774.

THE TERM OF THE AGREEMENT SHALL PREVAIL OVER ANY INCONSISTENT PROVISIONS OF THE PRE-PRINTED CONTRACT.


                                         AS TO DEPARTMENT OF HIGHWAY SAFETY
AS TO CONTRACTOR                         AND MOTOR VEHICLES


  /s/ Nollie Peeler                           /s/ [illegible] Parker for
---------------------------              ----------------------------------
Signature                                Signature


  Nollie Peeler                               Russ Rothman, CPPO
---------------------------              ----------------------------------
Name                                     Name


  President                                   Chief of General Services
---------------------------              ----------------------------------
Title                                    Title


  9/26/96                                     9/27/96
---------------------------              ----------------------------------
Date                                     Date


  62-1634938                             FLORIDA STATE SALES TAX EXEMPTION
---------------------------              CERTIFICATE NO:
FEID # OR SOCIAL SECURITY #              02-000040-04-47


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                                   ADDENDUM TO
                         CONTRACTUAL SERVICES AGREEMENT
                            DATED SEPTEMBER 27, 1996


         This addendum is made and entered into this 28th day of August, 1997, by and between the DEPARTMENT OF HIGHWAY SAFETY AND MOTOR VEHICLES, State of Florida and CONCORD COMMUNICATIONS, the Contractor.

         The addendum period shall be consistent with the initial contract number, ITN 009-97, dated September 27, 1996.

         The contractor agrees to provide:

         All costs associated with installing a 1-800 number and providing all services required of Contractor as outlined in ITN No. 009-97 for 1-900 service, dated August 19, 1996 and the Contract for 1-900 services dated September 27, 1996 by and between the Department of Highway Safety and Motor Vehicles, State of Florida and Concord Communications to complete the renewal of driver licenses, address changes, court reinstatements and vehicle address changes, shall be borne by Concord Communications. Contractor shall be responsible for all phone charges, installation of all equipment, merchant accounts, credit card processing.

         Contractor fees to be charged to users are as follows:

             Driver License Renewal                   $5.50
             Address Change                           $4.00
             Court Reinstatement                      $4.00
             Vehicle Address Change                   $4.00

         Contractor agrees to provide an electronic cash transfer to the State of Florida every day. This addendum may be changed anytime by mutual consent.

ALL OTHER TERMS AND CONDITIONS OF THE CONTRACTUAL SERVICES AGREEMENT DATED SEPTEMBER 27, 1996 AND THE REQUIREMENTS SET FORTH IN ITN NO. 009-97 REMAIN IN FULL FORCE AND EFFECT. THE TERMS OF THE AGREEMENT SHALL PREVAIL OVER ANY INCONSISTENT PROVISIONS OF THE PRE-PRINTED CONTRACT.

AS TO CONTRACTOR                         AS TO DEPARTMENT OF HIGHWAY SAFETY
                                         AND MOTOR VEHICLES


  /s/ Nollie Peeler                           /s/ Russ Rothman
---------------------------              ----------------------------------
Signature                                Signature


  Nollie Peeler                               Russ Rothman
---------------------------              ----------------------------------
Name                                     Name


  President                                   Chief of Purchasing Contracts
---------------------------              ----------------------------------
Title                                    Title


  9/2/97                                      8/28/97
---------------------------              ----------------------------------
Date                                     Date


  62-1634938                             47-04-025953-52C
---------------------------              FLORIDA STATE SALES TAX
FEID # OR SOCIAL SECURITY #              EXEMPTION NO:


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                      AMENDMENT #1 TO CONTRACT BETWEEN THE
                 DEPARTMENT OF HIGHWAY SAFETY AND MOTOR VEHICLES
                        AND CONCORD COMMUNICATIONS, INC.


         WHEREAS, the Department of Highway Safety and Motor Vehicles, herein referred to as the "Department," and Concord Communications, Inc. are under contract for Concord Communications, Inc. to provide 1-900 driver license services pursuant to ITN 009-97, and

         NOW THEREFORE, the Department and Concord Communications, Inc. agree to amend the contract entered into by the parties on September 27, 1996 as follows:

         1. Concord Communications, Inc. will provide additional access to the 1-900 program under contract as set forth in ITN 009-97.

         2. Concord Communications, Inc. will develop and maintain an Internet site for those customers who choose to receive driver license services through an Internet site Web page at no cost to the State of Florida. Such Web page is to be operational no later than February 28, 1999.

         3. Concord Communications, Inc. will offer the same services on an Internet site Web page as are available via the 1-900 program and at the same cost to the customer. This includes the following:

                  (a) Renewal of a Florida driver license - $5.50 processing fee plus applicable state renewal fee

                  (b) Renewal of a Florida driver license with an address change - $5.50 processing fee plus applicable state renewal fees

                  (c) Address change on a valid Florida drive license - $4.00 processing fee plus applicable state license fees

         4. Concord Communications, Inc. will receive Internet site Web page design approval from the Department prior to implementation.

         5. The department's Web page and Concord Communications, Inc.'s Web page, created as a result of this Amendment, will be linked.

         6. Concord Communications, Inc. will not advertise, or otherwise publish, the http address of the Web page created as a result of this Amendment.

         7. Concord Communications, Inc.'s Web server will adhere to the general Web security standards as outlined in Lincoln Stein's latest WWW Security FAQ (http://www.w3.org/Security/FAQ). In particular, the Web site will utilize SSL for server authentication and encryption of data in transit. A certificate issued from a certifying authority recognized by Netscape Version 3 and Microsoft Internet Explorer Version 4, as shipped by their respective vendors, is required. No personal information from the user (such as name, driver license number, telephone number or credit card number) will be stored in Web log files on the server, or in any publicly accessible non-encrypted data files. All transmissions of personal data, as outlined above, which traverse any public network will employ industry standard encryption technologies.


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         8.       Concord Communications, Inc. will interface this Internet site with the existing host interface to the Department's database. Once deemed eligible, the customer will complete the necessary information and will confirm payment through his or her telephone bill. The customer will receive confirmation of the transaction from the Web site provided by Concord Communications, Inc. The service data will then be batched in the same file with all phone services and downloaded to Department. Daily and weekly reports will identify any Internet services.

         9. Execution of this Amendment in no way prohibits the Department from establishing, creating, operating or administering any other Internet site Web page offering driver licensing renewal and/or address change services.

         IN WITNESS WHEREOF, the Department and Tax Collector have caused this agreement to be executed in duplicate by their respective official duly authorized to do so.

AS TO CONCORD                              AS TO DEPARTMENT OF HIGHWAY SAFETY
COMMUNICATIONS, INC.                       AND MOTOR VEHICLES


   /s/ Nollie Peeler                          /s/ Ross Rothman
--------------------                       ----------------------------------
Signature                                  Signature

   Nollie Peeler                              Russ Rothman, CPPO
--------------------                       ----------------------------------
Name                                       Name

   President                                  Chief of Purchasing & Contracts
--------------------                       ----------------------------------
Title                                      Title

   11/14/99                                   1/13/99
--------------------                       ----------------------------------
Date                                       Date